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                                                               EXHIBIT 10.LXXIX


PREPARED BY AND RETURN TO:

TRIPP SCOTT, P.A.
Steven C. Elkin, Esq.
110 SE Sixth Street, 15th Floor
Fort Lauderdale, Florida 33301


                         MORTGAGE AND SECURITY AGREEMENT
                         -------------------------------

                  THIS MORTGAGE AND SECURITY AGREEMENT is executed effective the 3rd day of November, 1999 by and between VIRAGEN, INC., A DELAWARE CORPORATION (hereinafter referred to as the "Mortgagor"), whose mailing address is 865 Southwest 78th Avenue, #100, Plantation, Florida 33324, and EQUITABLE EQUITY LENDING, INC.,a Florida corporation (hereinafter referred to as the "Mortgagee"), whose mailing address is 633 South Federal Highway, Fort Lauderdale, Florida 33301.

                              W I T N E S S E T H:

                  That for diverse, good and valuable considerations and to secure the payment of an indebtedness in the aggregate sum of FOUR HUNDRED THOUSAND AND 00/100 DOLLARS ($400,000.00) or so much thereof as may be advanced, to be paid in accordance with a promissory note of even date herewith, as such promissory note may hereafter be amended, consolidated, renewed or restated (hereinafter referred to as the"Note") together with interest thereon and any and all sums due or which may become due from the Mortgagor to the Mortgagee, which Note provides that the final installment of principal and interest shall be due and payable not later than May 3, 2000. The Mortgagor does grant, bargain, sell, alien, remise, release, convey and confirm unto the Mortgagee, its successors and assigns, in fee simple, all of that certain tract of land of which the Mortgagor is now seized and possessed and in actual possession, situate in the County of Miami-Dade, State of Florida, which is more fully described in EXHIBIT "1" attached hereto and made a part hereof, together with the buildings and improvements thereon erected or to be erected (hereinafter referred to as the "Premises");

                  TOGETHER with all leasehold estate, right, title and interest of the Mortgagor in and to all leases or subleases covering the Premises or any portion thereof now or hereafter existing or entered into, and all right, title and interest of the Mortgagor thereunder, including, without limitation, all cash or security deposits, advance rentals, and deposits or payments of similar nature;

                  TOGETHER with all right, title and interest of the Mortgagor in and to all options to purchase or lease the Premises or any portion thereof or interest therein, and any greater estate in the Premises owned or hereafter acquired;

                  TOGETHER with all interests, estate or other claims, both in law and in equity which the Mortgagor now has or may hereafter acquire in the Premises;

                  TOGETHER with all easements, rights-of-way and rights used in connection therewith or as a means of access thereto, and all tenements, hereditaments and appurtenances thereof and thereto, and all water rights;




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                  TOGETHER with any and all buildings, structures and
improvements now or hereafter erected thereon, and all machinery, apparatus, equipment, fittings, fixtures, whether actually or constructively attached to the Premises and including all trade, domestic and ornamental fixtures, and articles of personal property of every kind and nature whatsoever now or hereafter located in, upon, above or under the Premises or any part thereof and used or useable in connection with any present or future operation of the Premises (hereafter collectively called "Improvements" or "Personal Property"), including, but not limiting the generality of the foregoing, all elevator, escalator, heating, irrigation, lighting, laundry, incinerating, dynamo, electrical, electronic, and generating systems and equipment; all engines, pipes, pumps, tanks, motors, conduits; all telephones and telephone systems, switches, computerized processors and switchboards; all plumbing and plumbing fixtures; all lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating and communications systems, appliances and apparatus; all boilers, stoves, ranges, furnaces, oil burners or units thereof; all air conditioning and air cooling systems and apparatus; and control systems for any of the foregoing and all other appliances, furniture and furnishings; in any of which foregoing equipment Mortgagor now has or may at any time hereafter acquire any rights of any kind whatsoever, to the full extent of the value of such Equipment, together with all additions thereto, replacements thereof and all proceeds of the foregoing personal property. (Mortgagor hereby agreeing with respect to all additions and replacements, to execute and deliver form time to time such further instruments as may be requested by Mortgagee to confirm the conveyance, mortgage, transfer and assignment of any of the foregoing.);

                  TOGETHER with all right, title and interest of the Mortgagor in and to any streets and roads abutting said Premises to the center lines thereof and in and to any strips or gores of land therein;

         Whenever requested by the Mortgagee, the Mortgagor will execute and record at the Mortgagor's expense such financing statements and other instruments as the Mortgagee may reasonably require in order to insure that all Personal Property now or hereafter owned by the Mortgagor and used in connection with the operation of the Premises covered hereby shall be subject to the lien created by this Mortgage and shall be security for the payment of the Note as herein provided. The Mortgagor shall have the right hereunder and under said financing statements or other chattel instruments to replace fixtures or appliances from time to time with similar items of equal value, provided the replacements are free of any outstanding ownership interest, financing statements or encumbrances of any kind in favor of anyone other than the Mortgagee. In the event the Mortgagor shall fail to execute and record chattel instruments as required herein within ten (10) days after written request by the Mortgagee, then the Mortgagor hereby irrevocably appoints the Mortgagee its attorney-in-fact to execute and deliver such financing statements or other instruments in the name of, and on behalf of, the Mortgagor;

                  TOGETHER with all awards and proceeds of condemnation for the Premises or any part thereof to which the Mortgagor is entitled for any taking of all or any part of the Premises by condemnation or exercise of the right of eminent domain. All such awards and condemnation proceeds are hereby assigned to the Mortgagee, and the Mortgagee is hereby authorized, subject to the provisions contained in this Mortgage, to apply such awards and condemnation proceeds or any part thereof, after deducting therefrom any expenses incurred by the Mortgagee in the collection or handling thereof, toward the payment, in full or in part, of the Note secured by this Mortgage, notwithstanding the fact that the amount owing thereon may not then be due and payable;

                  TOGETHER with all rents, issues and profits of the Premises and all the estate, right, title and interest of every nature whatsoever of the Mortgagor in and to the same. The Mortgagor shall execute evidences of such assignment and such further evidences of such assignment as the Mortgagee may from time to time reasonably request, which evidences shall include, but not be limited to, such assignments of rents, issues and profits, in reasonable form, as the Mortgagee may from time to time request. The Mortgagor shall pay the cost of recording any such assignments. The Mortgagee is authorized to notify any or all lessees, tenants or occupants of all or part of said Premises of the assignment of rents, issues or profits made hereunder or under any such special assignments. The Mortgagee shall have no personal liability for the performance of the Mortgagor's covenants under any of said leases either as a result of said general assignment or any special assignment or as the result of the Mortgagee taking possession of the Premises or a part thereof for default as hereinafter provided. The Mortgagee shall not be liable to the Mortgagor for any action taken or omitted in connection with any such leases or rentals or the operation of said Premises.


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Until the occurrence of a default as hereinafter provided, the Mortgagor may use and occupy the Premises and receive all rents, issues and profits thereof.

                  All of the foregoing property, rights, privileges and franchises are collectively referred to as the "Mortgaged Property".

                  TO HAVE AND TO HOLD all and singular Premises hereby conveyed, the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining and the reversion and reversions, remainder and remainders, rents, issues and profits thereof and also all the estate, right, title, interest, property, possession, claim and demand whatsoever as well in law as in equity of the said Mortgagor in and to the same and every part and parcel thereof unto the said Mortgagee in fee simple.

                  PROVIDED ALWAYS, that if the Mortgagor shall pay unto the Mortgagee any and all indebtedness due by the Mortgagor to the Mortgagee, including the indebtedness evidenced by the Note including any and all renewals of the same, and shall perform, comply with and abide by each and every stipulation, agreement, condition and covenant of the Note and of this Mortgage, then this Mortgage and the estate hereby created shall cease and be null and void. Provided, it is further covenanted and agreed by the parties hereto that this Mortgage also secures the payment of and includes all future or further advances as shall be made by the Mortgagee herein, or its successors or assigns to or for the benefit of the Mortgagor, or its heirs, personal representatives, or assigns within twenty (20) years from the date hereof (except as qualified in Section 5.10 below) to the same extent as if such future advances were made on the date of the execution of this Mortgage; provided, however, that the unpaid balance so secured by this Mortgage at any one time shall not exceed twice the amount of the indebtedness stated on page 1 of this Mortgage plus interest thereon; and plus any disbursements made by the Mortgagee for the payment of taxes, levies and insurance premiums on the said Premises, together with interest thereon.

                  To protect the security of this Mortgage, the Mortgagor further covenants, warrants and agrees with the Mortgagee as follows:

                                    ARTICLE I
                      COVENANTS AND AGREEMENTS OF MORTGAGOR

                  1.01 PAYMENT OF SECURED OBLIGATIONS. Mortgagor shall pay when due the principal of, and the interest on, the indebtedness evidenced by the Note, charges, fees and the principal of, and interest on, any future advances secured by this Mortgage and shall otherwise comply with all the terms of the Note, this Mortgage and all other documents executed by Mortgagor in connection with the Note.

                  1.02 WARRANTIES AND REPRESENTATIONS. The Mortgagor hereby covenants with the Mortgagee that the Mortgagor is indefeasibly seized of the Premises in fee simple; that the Mortgagor has full power and lawful right to convey the same in fee simple as aforesaid; that it shall be lawful for said Mortgagee at all times peaceably and quietly to enter upon, hold, occupy and enjoy said Premises and every part thereof; that said Mortgagor will make such further assurances to perfect the fee simple title to said Premises in the Mortgagee, as may reasonably be required; and that the Mortgagor does hereby fully warrant the title to said Premises and every part thereof and will defend the same against the lawful claims of all persons whomsoever, subject only to those matters shown as exceptions in the title insurance policy being delivered to the Mortgagee simultaneously herewith. The Mortgagor warrants further that the Improvements have been constructed in compliance with all applicable zoning and building regulations and in compliance with environmental protection laws and regulations.

                  1.03 GROUND LEASES, LEASES OR SUBLEASES. The Mortgagor will, at the Mortgagor's sole cost and expense, maintain or cause to be performed all of the covenants, agreements, terms, conditions and provisions on its part to be kept, observed and performed under any ground lease, lease, or sublease which may constitute a portion of or an interest in the Premises, shall require its tenants or subtenants to keep, observe and perform all of the covenants, agreements, terms, conditions and provisions on their part to be kept, observed or performed under any and all ground leases, leases or subleases; and shall not suffer or permit any breach or default to occur with respect to the foregoing; and in default thereof the Mortgagee shall have the right to perform or to require performance of any such covenants, agreements, terms, conditions or provisions of any such ground lease, lease or sublease, and to add any expense incurred in


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connection therewith to the debt secured hereby, which such expense shall bear interest from the date of payment to the date of recovery by the Mortgagee at a rate of interest which is the maximum permitted by Florida law. Any such payment by the Mortgagee with interest thereon shall be immediately due and payable. The Mortgagor will not, without the consent of the Mortgagee, consent to the modification, amendment, cancellation, termination or surrender of any such ground lease, lease or sublease.

                  No release or forbearance of any of the Mortgagor's obligations under any such ground lease, lease or sublease, pursuant to any such ground lease, lease or sublease, or otherwise, shall release the Mortgagor from any of its obligations under this Mortgage.

                  1.04 REQUIRED INSURANCE. The Mortgagor will at all times while this Mortgage is in effect, at the Mortgagor's sole cost and expense, maintain or cause to be maintained with respect to the Mortgaged Property and each part thereof, the following insurance:

                           (a) So long as any Improvements are located upon the
Premises, Insurance against risks customarily covered by insurance of the type known as "all risks fire and extended coverage", including, but not limited to, loss by fire, windstorm, hail, earthquakes, boiler, machinery, explosion, riot, aircraft, smoke, vandalism, malicious mischief, and vehicle damage, in an amount not less than the greater of the full one hundred percent (100%) replacement cost of the Improvements or the face amount of the Note. The policy or policies shall contain a standard mortgagee clause showing the Mortgagee as the loss payee.

                           (b) If at any time during the term of this Mortgage
or any extension, or renewal thereof the Premises are designated a flood prone or flood risk area pursuant to the Flood Disaster Protection Act of 1973, as amended or supplemented, and any Improvements are located upon the Premises, the Mortgagor shall maintain flood insurance as required by the Mortgagee.

                           (c) Comprehensive public liability insurance
(including coverage for elevators and escalators, if any, on the Premises and, if any construction of new Improvements occurs after execution of this Mortgage, completed operations coverage for two (2) years after construction of the Improvements has been completed) on an "occurrence basis" against claims for "personal injury" including without limitation bodily injury, death or property damage occurring on, in or about the Premises and the adjoining streets, sidewalks and passageways, plus loss of rents coverage, such insurance to afford immediate minimum protection to a limit of not less than One Million and 00/100 Dollars ($1,000,000.00), or in such greater amount as the Mortgagee may reasonably require. The policy shall include the Mortgagee as a named insured.

                           (d) During the course of any construction or repair
of Improvements on the Premises:

                                    (i) Worker's compensation insurance
(including employer's liability insurance, if requested by the Mortgagee) for all employees of the Mortgagor engaged on or with respect to the Premises in such amount as is reasonably satisfactory to the Mortgagee, or, if such limits are established by law, in such amounts; and

                                    (ii) Builder's completed value risk
insurance against "all risks of physical loss", including collapse and transit coverage, during construction of such Improvements, with deductibles not to exceed One Thousand and 00/100 Dollars ($1,000.00), in non-reporting form, covering the total value of work performed and equipment, supplies and materials furnished. Said policy of insurance shall contain the "permission to occupy upon completion of work or occupancy" endorsement.

                           (e) Such other insurance, and in such amounts, as may
from time to time be required by the Mortgagee against the same or other hazards.

                  The Mortgagor may effect for its own account any insurance not required under this Section 1.04, but any such insurance effected by the Mortgagor on the Premises, whether or not so required, shall be for the mutual benefit of the Mortgagor and the Mortgagee and shall be subject to the other provisions of this Mortgage.



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                  1.05 DELIVERY OF POLICIES, PAYMENT OF PREMIUMS. All policies of insurance shall be issued by companies and in amounts in each company satisfactory to the Mortgagee. All policies must have no less than a Best's Class A XII category designation. All policies of insurance shall have attached thereto a lender's loss payment endorsement and a waiver of subrogation rights, both for the benefit of the Mortgagee in form satisfactory to the Mortgagee. The Mortgagee consents to the Mortgagor providing any of the required insurance through blanket policies carried by the Mortgagor and covering more than one location. The Mortgagor shall furnish the Mortgagee with a certificate of insurance for each such policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number, and the expiration date. At least thirty (30) days prior to the expiration of each such policy, the Mortgagor shall furnish the Mortgagee with evidence satisfactory to the Mortgagee of the payment of the premium and the reissuance of a policy continuing insurance in force as required by this Mortgage. All such policies shall contain the New York standard mortgagee clause and a provision that such policies will not be cancelled, allowed to expire or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days prior written notice to the Mortgagee. In the event the Mortgagor fails to provide, maintain, keep in force or deliver and furnish to the Mortgagee the policies of insurance or certificates thereof, as required by this Section, the Mortgagee may procure such insurance or single-interest insurance for such risks covering the Mortgagee's interest, and the Mortgagor will pay all premiums thereon promptly upon demand by the Mortgagee, and until such payment is made by the Mortgagor the amount of all such premiums together with interest thereon at the Default Rate (as that term is defined in the Note) shall be secured by this Mortgage. In the alternative to demanding payment of such insurance premiums, the Mortgagee may add the amount of such insurance premiums to the outstanding principal balance of the Note and secured by this Mortgage.

                  1.06 INSURANCE PROCEEDS. That after the happening of any casualty to the Premises or any part thereof, the Mortgagor shall give prompt written notice thereof to the Mortgagee.

                           (a) In the event of any damage or destruction of the
Improvements, the Mortgagee shall have the option in its sole discretion of applying or paying all or part of the insurance proceeds (i) to any indebtedness secured hereby and in such order as the Mortgagee may determine, or (ii) to any restoration of the Improvements, or (iii) to the Mortgagor.

                           (b) In the event of such loss or damage, all proceeds
of insurance shall be payable to the Mortgagee, and the Mortgagor hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to the Mortgagee. The Mortgagee is hereby authorized and empowered by the Mortgagor to settle, adjust or compromise any claims for loss, damage or destruction under any policy or policies of insurance.

                           (c) Nothing herein contained shall be deemed to
excuse the Mortgagor from repairing or maintaining the Premises as provided in this Mortgage or restoring all damage or destruction to the Premises, regardless of whether or not there are insurance proceeds available or whether any such proceeds are sufficient in amount, and the application or release by the Mortgagee of any insurance proceeds shall not cure or waive any default or notice of default under this Mortgage or invalidate any act done pursuant to such notice.

                  1.07 ASSIGNMENT OF POLICIES UPON FORECLOSURE. In the event of foreclosure of this Mortgage or other transfer of title or assignment of the Premises in extinguishment, in whole or in part, of the debt secured hereby all right, title and interest of the Mortgagor in and to all policies of insurance required by this Section shall inure to the benefit of and pass to the successor in interest to the Mortgagor or the purchaser or grantee of the Premises. The Mortgagor hereby appoints the Mortgagee its attorney-in-fact to endorse any checks, drafts or other instruments representing any proceeds of such insurance, whether payable by reason of loss thereunder or otherwise.

                  1.08 INDEMNIFICATION; SUBROGATION; WAIVER OF OFFSET.

                  (a) If the Mortgagee is made a party defendant to any litigation concerning this Mortgage or the Premises or any part thereof or interest therein, or the occupancy thereof by the Mortgagor,




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then the Mortgagor shall indemnify, defend and hold the Mortgagee harmless from all liability by reason of said litigation, including reasonable attorneys' fees and expenses incurred by the Mortgagee in any such litigation, whether or not any such litigation is prosecuted to judgment. If the Mortgagee commences an action against the Mortgagor to enforce any of the terms hereof or because of the breach by the Mortgagor of any of the terms hereof, or for the recovery of any sum secured hereby, the Mortgagor shall pay to the Mortgagee reasonable attorneys' fees and expenses, and the right to such reasonable attorneys' fees and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If the Mortgagor breaches any term of this Mortgage, the Mortgagee may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment following any breach by the Mortgagor, the Mortgagor shall pay the Mortgagee's reasonable attorneys' fees and expenses incurred by the Mortgagee, whether or not an action is actually commenced against the Mortgagor by reason of breach. Notwithstanding the existence of Florida Statute 57.105(2) or any statute of a like or similar nature, the Mortgagor hereby waives any right to any attorneys' fees thereunder and the Mortgagor agrees that the Mortgagee exclusively shall be entitled to indemnification and recovery of any and all attorneys' fees arising out of or related to this Mortgage and/or any agreement contemplated to be executed in conjunction herewith.

                  (b) The Mortgagor waives any and all right to claim or recover against the Mortgagee, its officers, employees, agents and representatives, for loss of or damage to the Mortgagor, the Premises, the Mortgagor's property or the property of others under the Mortgagor's control from any cause insured against or required to be insured against by the provisions of this Mortgage.

                  (c) All sums payable by the Mortgagor hereunder shall be paid without notice, demand, counterclaim, set off, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of the Mortgagor hereunder shall in no way be released or discharged (except as expressly provided herein) by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Premises or any part thereof; (ii) any restriction or prevention of or interference with any use of the Premises or any part thereof; (iii) any title defect or encumbrance or any eviction from the Premises or the Improvements or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Mortgagee, or any action taken with respect to this Mortgage by any trustee or receiver of the Mortgagee, or by any court, in any such proceeding.

                   1.09 TAXES, UTILITIES AND IMPOSITIONS. The Mortgagor will pay, or cause to be paid and discharged, on or before the last day on which they may be paid without penalty or interest, all such duties, taxes, sewer rents, charges for water, or for setting or repairing meters, and all other utilities in the Improvements or on the Premises or any part thereof, or any assessments and payments, usual or unusual, extraordinary or ordinary, which shall be imposed upon or become due and payable or become a lien upon the Premises or any part thereof and the sidewalks or streets in front thereof and any vaults therein by virtue of any present or future law of the United States or of the State, County or City wherein the Premises are located (all of the foregoing being herein collectively called "Impositions"). In default of any such payment of any Imposition, the Mortgagee may pay the same and the amount so paid by the Mortgagee shall, at the Mortgagee's option, either (i) become immediately due and payable with interest at the maximum rate permitted by Florida law or (ii) be added to the outstanding principal balance of the loan evidenced by the Note, and in either case, shall be deemed part of the indebtedness secured by this Mortgage.

                  If at any time there shall be assessed or imposed (i) a tax or assessment on the Premises in lieu of or in addition to the Impositions payable by the Mortgagor pursuant to this Section or (ii) a license fee, tax or assessment imposed on the Mortgagee and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, then all such taxes, assessments or fees shall be deemed to be included within the term "Impositions" as defined in this Section, and the Mortgagor shall pay and discharge the same as herein provided with respect to the payment of Impositions or, at the option of the Mortgagee, all obligations secured hereby together with all accrued interest thereon, shall immediately become due and payable. Anything to the contrary herein notwithstanding, the Mortgagor shall have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on the Mortgagee or on the obligations secured hereby.





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                  The Mortgagor will pay all mortgage recording taxes payable with respect to this Mortgage or other mortgage or transfer taxes due on account of this Mortgage or the Note secured hereby.

                  The Mortgagor covenants to pay and hereby indemnifies the Mortgagee from the payment of all documentary stamp taxes and intangible and all other taxes (whether due and payable annually or otherwise) that may be levied upon the holding of this indebtedness evidenced by the Note, the making or recording of the Mortgage or any modification thereof or any evidence of indebtedness secured hereby, or the transactions contemplated by this Mortgage, including interest, penalties and costs. The Mortgagor agrees to pay the Mortgagee's reasonable attorneys' fees and costs incurred in connection with any inquiry from or assertion by any governmental authority that any such taxes have not been paid promptly when due. In the event the Mortgagee becomes obligated to pay any such taxes, penalties and costs, then the Mortgagee shall have the right to accelerate the payment of all sums secured by this Mortgage and all principal and interest accrued thereon shall, without notice, immediately become due and payable at the option of the Mortgagee.

                  The Mortgagor will exhibit to the Mortgagee the original receipts or other reasonably satisfactory proof of the payment of all Impositions which may affect the Premises or any part thereof or the lien of the Mortgage promptly following the last date on which each such Imposition is payable hereunder.

                  1.10 DEPOSITS OF TAXES AND INSURANCE PREMIUMS. In order to more fully protect the security of this Mortgage and the fulfillment by the Mortgagor of the obligations and undertakings contained in Sections 1.04, 1.05 and 1.09 hereof and, solely as additional security to the Mortgagee, in addition to the monthly payments of interest and principal as provided herein, the Mortagee may require at any time and from time to time, for any or no reason, that the Mortgagor pay to the Mortgagee or to its designated representative, to be held in a commingled non-interest bearing escrow account, on the date set in this Mortgage for the payment of principal and interest, an amount which shall be equal to 1/12th of the annual Impositions that may become due during the year and an amount which shall be equal to 1/12th of the annual insurance premiums with respect to insurance coverage that the Mortgagor is required to maintain pursuant to the provisions of this Mortgage (all as estimated by the Mortgagee, or its representative). If the Mortgagee makes the aforesaid election, the Mortgagor shall cause all bills, statements or other documents relating to Impositions or the payment of insurance premiums to be sent or mailed directly to the Mortgagee or its designated representative. Upon receipt of such bills, statements or other documents, and, providing the Mortgagor has deposited sufficient funds with the Mortgagee or its designated representative pursuant to the provisions of this Section, the Mortgagee or its designated representative shall pay such amounts as may be due thereunder out of the funds so deposited with the Mortgagee or its designated representative. If the aforesaid sums are found to be insufficient to fully pay the said Impositions or insurance premiums when said items become due, the Mortgagor agrees to pay such deficiency immediately upon demand, and in default thereof the Mortgagee may pay the same and add the sum so paid to the principal sum secured by this Mortgage, and said additional sum shall be payable to the Mortgagee on demand with interest thereon at the maximum rate permitted by Florida law; also the Mortgagor agrees to pay when due, all prior Impositions and insurance premiums for which provisions have not been made hereinbefore and promptly to deliver the official receipt therefor to the Mortgagee, and in default of payment thereof, the Mortgagee may pay the same and add the amounts so paid to the principal sum secured by this Mortgage, and said additional sums shall be payable to the Mortgagee on demand with interest thereon at the maximum rate permitted by Florida law. The failure to pay any of the aforesaid payments referred to in this Section shall after fifteen (15) days' prior written notice and failure of the Mortgagor to cure within such time, be deemed a default under the terms of this Mortgage, for which the Mortgagee may, at its sole option, declare the entire unpaid balance of principal then due and owing, to be immediately due and payable. Said payments shall be paid to the Mortgagee until the Note is paid in full. The Mortgagee under the provisions of this Mortgage may at any time, in its sole discretion, apply any balance accumulated in the above funds as a credit against any unpaid interest due under the Note and/or in reduction of the amount of principal then remaining unpaid under the Note. Notwithstanding all of the foregoing, nothing contained herein shall cause the Mortgagee or its designated representative to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amounts of funds deposited with the Mortgagee or its designated representative pursuant to this Section. The Mortgagee or its designated representative may commingle said reserve with its own funds, and the Mortgagor shall be entitled to no interest thereon. In the event that the Mortgagee elects to permit the




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Mortgagor to pay Impositions directly, the Mortgagor shall cause the Mortgagee to receive evidence of paid Impositions no later than March 20th of the year following the year in which such Impositions were assessed.

                  It is the intention of the Mortgagor and the Mortgagee herein that the payments as set forth in the paragraph above shall be sufficient so that when such payments are due to any taxing authority or insurance carrier, there will be sufficient money held by the Mortgagee to make such payments on their due dates.

                  1.11 MAINTENANCE, REPAIRS, ALTERATIONS. The Mortgagor will keep the Mortgaged Property, or cause the same to be kept, in good condition and repair and fully protected from the elements to the satisfaction of the Mortgagee; the Mortgagor will commit or permit no waste thereon and will do or permit no act by which the Premises shall become less valuable; the Mortgagor will not remove, demolish or structurally alter any of the Improvements (except such alterations as may be required by laws, ordinances or regulations) without the prior written permission of the Mortgagee; the Mortgagor will complete promptly and in good and workmanlike manner any building or other Improvement which may be constructed on the Premises and promptly restore in like manner any Improvement which may be damaged or destroyed thereon and will pay when due all claims for labor performed and materials furnished therefor; and the Mortgagor will use and operate, and will require its lessees or licensees to use or operate, the Premises in compliance with all applicable laws, ordinances, regulations, covenants, conditions and restrictions, and with all applicable requirements of any ground lease, lease or sublease now or hereafter affecting the Premises or any part thereof. The Mortgagee and its representatives shall have access to the Premises at all reasonable times to determine whether the Mortgagor is complying with its obligations under this Mortgage, including, but not limited to, those set out in this Section.

                  1.12 EMINENT DOMAIN. Should the Mortgaged Property, or any part thereof or interest therein, be taken or damaged by reason of any public use or improvement or condemnation proceeding, or in any other manner ("Condemnation"), or should the Mortgagor receive any notice or other information regarding such Condemnation, the Mortgagor shall give prompt written notice thereof to the Mortgagee.

                  (a) The Mortgagee shall be entitled, to all compensation, awards and other payments or relief granted in connection with such Condemnation, and shall be entitled, at its option, to commence, appear in its own name any action or proceedings relating thereto. In the event of such an appearance, the Mortgagor agrees to pay reasonable attorneys' fees incurred by the Mortgagee. All such compensation, awards, damages, rights of action and proceeds awarded to the Mortgagor (the "Proceeds") are hereby assigned to the Mortgagee, and the Mortgagor agrees to execute such further assignments of the Proceeds as the Mortgagee may require.

                  (b) In the event any portion of the Mortgaged Property is so taken or damaged, the Mortgagee shall have the option in its sole and absolute discretion, to apply all such Proceeds, after deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including reasonable attorneys' fees, incurred by it in connection with such Proceeds, upon any indebtedness secured hereby or to apply all such Proceeds, after such deductions, to the restoration of the Premises upon such reasonable conditions as the Mortgagee may determine. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

                  (c) Any amounts received by the Mortgagee hereunder (after payment of any costs in connection with obtaining same) shall, if retained by the Mortgagee, be applied in payment of any accrued interest and then in reduction of the then-outstanding principal sum of the Note secured hereby notwithstanding that the same may not then be due and payable. Any amount so applied to principal shall be applied to the payment of installments of principal on the Note in inverse order of their due dates.

                  1.13 ACTIONS AFFECTING THE SECURITY OF THIS MORTGAGE. The Mortgagor shall appear in and contest any action or proceeding purporting to affect the security hereof or the rights or powers of the Mortgagee. If any action or proceeding affecting the Mortgaged Property or any part thereof shall be commenced, to which action or proceeding the Mortgagee is made a party or in which the right to use the Mortgage Property or any part thereof is threatened or in which, in the opinion of the Mortgagee, it becomes necessary to defend or uphold the lien of this Mortgage, all sums paid by the Mortgagee in connection therewith, including reasonable attorneys' fees, shall be paid by the Mortgagor, together with interest thereon at the maximum rate permitted by Florida law, and any such sum and the interest thereon shall be a lien on the Premises, prior to any right or title to, interest in, or claim upon the Premises attaching or accruing subsequent to or otherwise subordinate to the lien of this Mortgage and shall be deemed to be secured by this Mortgage.

                    1.14 ACTIONS BY MORTGAGEE TO PRESERVE THE SECURITY OF THIS MORTGAGE. If the Mortgagor fails to make any payment or to do any act as and in the manner provided for in this Mortgage or the Note secured hereby, the Mortgagee, in its own discretion, without obligation so to do, may make or do the same in such manner and to such extent as the Mortgagee may deem necessary to protect the security hereof. The Mortgagor will pay upon demand all expenses incurred or paid by the Mortgagee (including, but not limited to, reasonable counsel fees and court costs) on account of the exercise of any of the aforesaid rights or privileges or on account of any litigation which may arise in connection with this Mortgage or the Note or on account of any attempt, without litigation, to enforce the terms of this Mortgage or said Note. In case the Mortgaged Property or any part thereof shall be advertised for foreclosure sale and not sold, the Mortgagor shall pay all costs in connection therewith.

                  In the event that the Mortgagee is called upon to pay any sums of money to protect this Mortgage and the Note secured hereby as aforesaid, all monies advanced or due hereunder shall become immediately due and payable, together with interest at a rate equal to the Default Rate of the Note (as that term is defined in the Note), computed from the date of such advance to the date of the actual receipt of payment thereof by the Mortgagee and shall be deemed part of the indebtedness secured by this Mortgage. All such payments to protect this Mortgage and the Note shall be secured by the Mortgage, regardless of when made, notwithstanding the limitation on the duration of the right to lien for future advances expressed by Florida law or in the introductory provisions or in
Section 5.10 of this Mortgage.

                  The Mortgagor for itself and for all future owners of the Premises herein described, agrees that in the event the Mortgagee shall obtain a money judgment, in accordance with the terms and conditions contained in the Note and/or Mortgage, then interest at a rate of interest equal to the Default Rate (as that term is defined in the Note) shall be secured hereunder and shall accrue and be due and payable on said money judgment from the date of entry thereof, until the said judgment is paid in full.

                  In the event this Mortgage is placed in the hands of an attorney for the collection of any sum payable hereunder, the Mortgagor agrees to pay all costs of collection, including reasonable attorneys' fees, incurred by the Mortgagee, either with or without the institution of any action or proceeding, and in addition to all costs, disbursements and allowances provided by law. All such costs so incurred shall be deemed to be secured by this Mortgage.

                  1.15 SURVIVAL OF WARRANTIES. The Mortgagor covenants to fully and faithfully satisfy and perform the obligations of the Mortgagor contained in the Mortgagor's loan application and the Mortgagee's loan commitment, and any such application and commitment between the Mortgagor and any assignee of the Mortgagee, and each agreement of the Mortgagor incorporated by reference therein or herein, and any modification or amendment thereof. All representations, warranties and covenants of the Mortgagor contained therein or incorporated by reference shall survive the close of escrow and funding of the loan evidenced by the Note and shall remain continuing obligations, warranties and representations of the Mortgagor during any time when any portion of the obligations secured by this Mortgage remain outstanding.

                  1.16 ADDITIONAL SECURITY. In the event the Mortgagee at any time holds additional security for any of the obligations secured hereby, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder.

                  1.17 INSPECTIONS. The Mortgagee, or its agents, representatives or workmen, are authorized to enter at any reasonable time upon or in any part of the Premises for the purpose of inspecting the same and for the purpose of performing any of the acts it is authorized to perform under the terms of this Mortgage. The Mortgagor agrees to reimburse the Mortgagee for reasonable out-of-pocket expenses incurred for biannual property inspections performed by independent third parties.

                  1.18 LIENS. The Mortgagor shall pay and promptly discharge, at the Mortgagor's cost and expense, all liens, encumbrances and charges upon the Mortgaged Property or any part thereof or interest therein. The Mortgagor shall have the right to contest in good faith the validity of any such lien, encumbrance or charge, provided the Mortgagor shall first deposit with the Mortgagee a bond or other security satisfactory to the Mortgagee in such amounts as the Mortgagee shall reasonably require, but not more than the amount required to legally bond off such claim, and provided further that the Mortgagor shall thereafter diligently proceed to cause such lien, encumbrance or charge to be removed and discharged. If the Mortgagor shall fail to discharge any such lien, encumbrance or charge, then, in addition to any other right or remedy of the Mortgagee, the Mortgagee may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien by depositing in court a bond for the amount claimed or otherwise giving security for such claim, or in such manner as is or may be prescribed by law. Any amount so paid by the Mortgagee shall, at the Mortgagee's option, become immediately due and payable together with interest at a rate of interest equal to the Default Rate (as that term is defined in the Note), and shall be deemed part of the indebtedness secured by this Mortgage.

                  1.19 FUTURE MODIFICATIONS. The Mortgagor, for itself and for all future owners of the Mortgaged Property, agrees that this Mortgage may be modified, varied, extended, renewed or reinstated at any time by agreement between the holder of this Mortgage and the Mortgagor or the then owner of the Mortgaged Property, without notice to, or the consent of, any subordinate mortgagee or lienor, and any such modification, variance, extension, renewal or reinstatement shall be binding upon such subordinate mortgagee or lienor with the same force and effect as if said subordinate mortgagee or lienor had affirmatively consented thereto. This clause shall be self-operative, and no further instrument of subordination shall be required from any subordinate mortgagee or lienor.

                  1.20 CONTINUED OCCUPANCY. If at any time the use or occupancy of any part of the Mortgaged Property as a laboratory shall, pursuant to any zoning or other law, ordinance or regulation, be permitted only so long as such use or occupancy shall continue, the Mortgagor will not cause or permit such use or occupancy to be discontinued without the prior written consent of the Mortgagee.

                  1.21 FINANCIAL STATEMENTS. The Mortgagor shall furnish to the Mortgagee within ninety (90) days of the end of the Mortgagor's fiscal year, in a form acceptable to the Mortgagee, annual certified audited financial statements of the Mortgagor. All financial statements shall be in accordance with generally accepted accounting practices.

                  1.22 ENVIRONMENTAL PROTECTION. The Mortgagor, its successors and assigns, after reasonable inquiry, covenants, warrants and represents that,

                  a. No pollutants or other toxic or hazardous substances, as defined under the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA"), 42 U.S.C.ss.9601 et. Seq., or any other federal or Florida law, including any solid, liquid, gaseous, or thermal irritant or contaminant, such as smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste (including materials to be recycled, reconditioned or reclaimed) (collectively "Hazardous Materials") have been or shall be discharged, disbursed, released, stored, treated, generated, disposed of, or allowed to escape or migrate, or shall threaten to be injected, emptied, poured, leached, or spilled (collectively referred to as the "release") on or from the Mortgaged Property.

                  b. No asbestos or asbestos-containing materials have been or will be (during the term of the Note) installed, used, incorporated into, placed on, or disposed of on the Mortgaged Property.

                  c. No polychlorinated biphenyls ("PCBs") are or will be (during the term of the Note) located on or in the Mortgaged Property, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils, or any other device or form.

                  d. No underground storage tanks are or will be (during the term of the Note) located on the Mortgaged Property or were located on the Mortgaged Property and subsequently removed or filled, except for the existing storage tank which has been filed and rendered useless.

                  e. No investigation, administrative order, consent order and agreement, litigation, settlement, lien or encumbrance (collectively referred to as the "action") with respect to Hazardous Materials is proposed, threatened, anticipated or in existence with respect to the Mortgaged Property.

                  f. The Mortgaged Property and the Mortgagor's operations at the Mortgaged Property are in compliance with all applicable federal, state and local statutes, laws and regulations. No notice has been served on the Mortgagor, or any subsidiary of the Mortgagor, from any entity, governmental body, or individual claiming any violation of any law, regulation, ordinance or code, or requiring compliance with any law, regulation, ordinance or code, or demanding payment or contribution for environmental damage or injury to natural resources. Copies of any such notices received after settlement shall be forwarded to the Mortgagee within three (3) days of their receipt.

                  g. The Mortgagor has no knowledge of the release or threat of release of any Hazardous Material from any property adjoining or in the immediate vicinity of the Mortgaged Property.

                  h. No portion of the Mortgaged Property is a wetland or other water of the United States subject to jurisdiction under Section 404 of the Clean Water Act (33 U.S.C. ss. 1344) or any comparable state statute or local ordinance or regulation defining or protecting wetlands or other special aquatic areas.

                  i. There are no concentrations of radon or other radioactive gases or materials in any buildings or structures on the Mortgaged Property that exceed background ambient air levels.

                  j. To the best of the Mortgagor's knowledge, there have been no complaints of illness or sickness alleged to result from conditions inside any buildings or structures on the Mortgaged Property.

                  Failure to comply with any provision of this Section 1.22, including failure to fully and accurately complete any schedule or attachment described in this Section 1.22 shall be deemed to be an occurrence of default under this Mortgage.

                  The liability of the Mortgagor to the Mortgagee under the covenants of this Section 1.22 is not limited by any exculpatory provision in the Note or in the other documents securing the Note. The Mortgagor's covenants, warranties and representations made in this Section 1.22 shall survive any termination or expiration of the documents securing the Note and/or the repayment of the indebtedness evidenced by the Note including but not limited to any foreclosure on this Mortgage or deed-in-lieu of foreclosure, it being understood and agreed that the covenants, warranties and representations given in this Section 1.22 are independent of the secured indebtedness and the documents securing the Note.

                  1.23 VALUATION OF THE PREMISES. The value of the Premises shall at all times during the term of this Mortgage equal at least One Million and 00/100 Dollars ($1,000,000.00).

                  1.24 YEAR 2000. The Mortgagor shall take all action necessary to assure that the Mortgagor's computer-based systems are able to operate and effectively process data, including dates on and after January 1, 2000. At the Mortgagee's request, the Mortgagor shall provide the Mortgagee with assurance acceptable to the Mortgagee of the Mortgagor's Year 2000 compatibility.

                                   ARTICLE II
                        ASSIGNMENT OF LEASES, SUBLEASES,
                            RENTS, ISSUES AND PROFITS

                  2.01 ASSIGNMENT OF RENTS. The Mortgagor hereby assigns and transfers to the Mortgagee all the leases, subleases, rents, issues and profits of the Mortgaged Property, and hereby gives to and confers upon the Mortgagee the right, power and authority to collect such rents, issues and profits. The Mortgagor irrevocably appoints the Mortgagee its true and lawful attorney-in-fact, at the option of the Mortgagee at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of the Mortgagor or the Mortgagee, for all such rents, issues and profits and apply the same to the indebtedness secured hereby; provided, however, that the Mortgagor shall have the right to collect such rents, issues and profits (but not more than one (1) month in advance) prior to or at any time there is not an event of default under this Mortgage. The assignment of the leases, subleases, rents, issues and profits of the Premises in this Article II is intended to be an absolute assignment from the Mortgagor to the Mortgagee and not merely the passing of a security interest. The leases, subleases, rents, issues and profits are hereby assigned absolutely by the Mortgagor to the Mortgagee contingent only upon the occurrence of an event of default under this Mortgage.

                  2.02 LEASE DEPOSITS AND OTHER CHARGES. All amounts paid to the Mortgagor as security deposits, cancellation charges, premium or penalties shall forthwith be and hereby are pledged to the Mortgagee as additional collateral for the payment of the sums secured by this Mortgage. Upon default, the Mortgagee shall be entitled to immediate delivery of said sums and the Mortgagee may apply such deposits to the indebtedness secured hereby. The Mortgagor shall comply in all respects with all laws and regulations affecting the collection, holding and/or disbursement of security deposits.

                  2.03 COLLECTION UPON DEFAULT. Upon any event of default under this Mortgage, the Mortgagee may, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Premises, or any part thereof, in its own name, sue for or otherwise collect such rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees, upon any indebtedness secured hereby, and in such order as the Mortgagee may determine. The collection of such rents, issues and profits, or the entering upon and taking possession of the Premises, or the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default. In addition (and not as an election of remedies) upon the occurrence of a default, the Mortgagee may apply for a court order requiring the Mortgagor to deposit all rents in the court registry pursuant to Section 697.07, Florida Statutes. The Mortgagor hereby consents to the entry of such an order upon the sworn EX PARTE motion of the Mortgagee that a default has occurred hereunder.

                  2.04 RESTRICTION ON FURTHER ASSIGNMENTS, ETC. Except as hereinafter specifically provided, the Mortgagor will not, without prior written consent of the Mortgagee, assign the rents, issues or profits, or any part thereof, from the Premises or any part thereof; and will not consent to the modification, cancellation or surrender of any lease or sublease covering the Premises. Any action of the Mortgagor in violation of the terms of this Section shall be void as against the Mortgagee in addition to being a default under this Mortgage.

                  The Mortgagor will not, without the consent of the Mortgagee, consent to the cancellation or surrender of, or accept prepayment of rents, issues or profits, other than rent paid at the signing of a lease or sublease, under any lease or sublease now or hereafter covering the Premises or any part thereof, nor modify any such lease or sublease and any such purported assignment, cancellation, surrender, prepayment or modification made which does not conform with the provisions hereof shall be void as against the Mortgagee. The Mortgagor will, upon demand of the Mortgagee, enter into an agreement with the Mortgagee with respect to the provisions contained in the preceding provision regarding any lease or sublease covering said Premises or any part thereof, and the Mortgagor hereby appoints the Mortgagee attorney-in-fact of the Mortgagor to execute and deliver any such agreement on behalf of the Mortgagor and deliver written notice thereof to the tenant to whose lease such agreement relates.

                  The Mortgagor agrees to furnish to the Mortgagee within ten
(10) days of the Mortgagee's request a copy of any modification of any lease presently in effect and copies of all future leases affecting the Premises covered by this Mortgage.

                  All leases or subleases hereafter entered into by the Mortgagor with respect to the Premises or any part thereof, shall be subordinate to the lien of this Mortgage unless expressly made superior to this Mortgage in the manner hereinafter provided. At any time or times the Mortgagee may execute and record in the appropriate Office of the County Clerk of the County where the Premises are situated, a Notice of Subordination reciting that the lease or leases therein described shall be superior to the lien of this Mortgage. From and after the recordation of such Notice of Subordination, the lease or leases therein described shall be superior to the lien of this Mortgage and shall not be extinguished by any foreclosure sale hereunder.

                  2.05 NEW LEASES. The Mortgagor shall not lease any portion of the Premises without the Mortgagee's prior written consent.

                                   ARTICLE III
                               SECURITY AGREEMENT

                  3.01 CREATION OF SECURITY INTEREST. The Mortgagor hereby grants to the Mortgagee a security interest in the Mortgagor's Personal Property wherever located, including without limitation any and all property of similar type or kind hereafter located on or at the Premises, and whether now or hereafter existing or now owned or hereafter acquired or arising, for the purpose of securing all obligations of the Mortgagor set forth in this Mortgage.

                           A security interest is also granted to the Mortgagee
in any sums held by the Mortgagee, or its loan servicing agent, pursuant to the provisions of this Mortgage or other collateral agreements or any agreements between the Mortgagor, the Mortgagee and any Escrow Agent holding loan proceeds pending disbursements as provided in said agreements, where such sums are held for the benefit of the Mortgagee.

                  3.02 WARRANTIES, REPRESENTATIONS AND COVENANTS OF MORTGAGOR. The Mortgagor hereby warrants, represents and covenants as follows:

                  (a) Except for the security interest granted hereby, the Mortgagor is, and as to portions of the Personal Property to be acquired after the date hereof will be, the sole owner of the Personal Property, free from any adverse lien, security interest, encumbrance or adverse claims thereon of any kind whatsoever. The Mortgagor will notify the Mortgagee of, and will defend the Personal Property against, all claims and demands of all persons at any time claiming the same or any interest therein.

                  (b) The Mortgagor will not lease, sell, convey, encumber or in any manner transfer the Personal Property without the prior written consent of the Mortgagee, except to replace it with Personal Property of equal or greater value.

                  (c) The Personal Property is not used or bought for personal, family or household purposes.

                  (d) The Personal Property will be kept on or at the Premises and the Mortgagor will not remove the Personal Property from the Premises without the prior written consent of the Mortgagee, except such portions or items of Personal Property which are consumed or worn out in ordinary usage, all of which shall be promptly replaced by the Mortgagor with new items of equal or greater quality.

                  (e) The Mortgagor maintains a place of business in the State of Florida, and the Mortgagor will immediately notify the Mortgagee in writing of any change in its place of business as set forth in the beginning of this Mortgage.

                  (f) At the request of the Mortgagee, the Mortgagor will join the Mortgagee in executing one or more financing statements and renewals and amendments thereof pursuant to the Uniform

Commercial Code of Florida in form satisfactory to the Mortgagee, and will pay the cost of filing the same in all public offices wherever filing is deemed by the Mortgagee to be necessary or desirable.

                  (g) All covenants and obligations of the Mortgagor contained herein relating to the Premises shall be deemed to apply to the Personal Property whether or not expressly referred to herein.

                  (h) This Mortgage constitutes a Security Agreement as that term is used in the Uniform Commercial Code of Florida.

                  (i) The Mortgagor is financially solvent at the time of execution, recording of this Mortgage and disbursement of loan proceeds, and further represents it has committed no act of bankruptcy nor has any proceeding been commenced by or against the Mortgagor under any bankruptcy or insolvency laws, and that there has been no material adverse change in the Mortgagor's business or financial condition.

                  (j) The Mortgagor shall comply, and shall ensure that the Premises comply, at all times while this Mortgage is in effect with all laws, ordinances, rules and regulations.

                  3.03 MORTGAGOR'S CHANGE OF NAME. In the event of any change in name or identity of the Mortgagor which is authorized hereunder, the Mortgagor shall promptly execute such Uniform Commercial Code forms as are necessary to maintain the priority of the Mortgagee's lien upon any Personal Property, including future replacement thereof, which serves as collateral under this agreement, and shall pay all expenses in connection with the filing and recording thereof.

                  3.04 GRANT OF POWER OF ATTORNEY. Mortgagor hereby appoints any officer or agent of Mortgagee as Mortgagor's true and lawful attorney-in-fact, after the occurrence of an event of default, with power to endorse the name of Mortgagor upon any notices, checks, drafts, money orders or other instruments of payment or Personal Property which may come into possession of Mortgagee; to sign and endorse the name of Mortgagor upon any invoices, freight or express bills, bills of lading, stored or warehouse receipts, drafts against account debtors, assignments, verifications and notices in connection with accounts; and to give written notice to such office and officials of the United States Postal Service to effect such change or changes of address so that all mail addressed to Mortgagor may be delivered directly to Mortgagee (Mortgagee will return all mail not related to the Note, this Mortgage or the Personal Property); granting unto Mortgagor's said attorney full power to do any and all things necessary to be done with respect to the above transaction as fully and effectively as Mortgagor might or could do so, and hereby ratifying all its said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this Mortgage and all transactions hereunder.

                                   ARTICLE IV
                              REMEDIES UPON DEFAULT

                  4.01 EVENTS OF DEFAULT. Any one or more of the following shall constitute a default ("Default") under this Mortgage and the Note hereby if not cured within the following time periods: (i) upon occurrence as to (c), (g),
(h), (j), (k) and (o), (ii) ten (10) days after written notice is given by the Mortgagee as to (a) and (b), and (iii) thirty (30) days after written notice is given by the Mortgagee as to items (d) through (f), (i), (l), (m), (n), (p), (q) and (r), unless otherwise specifically provided in this Mortgage:

                  (a) Failure of the Mortgagor to make one or more payments required by the Note, this Mortgage, or any other document related to the Note or this Mortgage.

                  (b) Failure of the Mortgagor to pay the amount of any costs, expenses or fees (including attorneys fees and expenses at the pre-trial, trial and appellate levels) of the Mortgagee, with interest thereon, as required by any provision of this Mortgage or the Note.

                  (c) Failure to exhibit to the Mortgagee, within ten (10) days after demand, receipts showing payment of all taxes, water rates, sewer rents and assessments.

                  (d) Except as hereinbefore permitted, the actual or threatened alteration, demolition or removal of any building on the Premises without the written consent of the Mortgagee.

                  (e) If the Improvements on said Premises are not maintained in good repair pursuant to Section 1.11.

                  (f) Failure to comply with any requirements or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the Mortgaged Property within thirty (30) days from the issuance thereof.

                  (g) The institution of any bankruptcy, reorganization or insolvency proceedings against the then-owner or the Mortgagor in possession of the Mortgage Property or the appointment of a receiver or a similar official with respect to all or a substantial part of the properties of the then-owner or the Mortgagor in possession of the Mortgaged Property and a failure to have such proceedings dismissed or such appointment vacated within a period of thirty (30) days.

                  (h) The institution of any voluntary bankruptcy, reorganization or insolvency proceedings by the then owner or the Mortgagor in possession of the Mortgaged Property or a Guarantor or the appointment of a receiver or a similar official with respect to all or a substantial part of the properties of the then owner or the Mortgagor in possession of the Mortgaged Property or a Guarantor at the instance of the then owner or the Mortgagor in possession of the Mortgaged Property or a Guarantor.

                  (i) Failure of the Mortgagor to comply with or perform any other warranty, covenant or agreement contained herein, in the Note, in that certain Security Agreement dated of even date herewith between Mortgagor and Vira-Tech, Inc., both as debtors, and Mortgagee, as secured party, in that certain Stock Pledge Agreement dated of even date herewith between Dennis W. Healey, as pledgor, and Mortgagee, as pledgee, or in any other instrument securing, or relating to, the Note.

                  (j) The transfer, sale or conveyance of legal or equitable title to the Premises or any interest therein without the prior written consent of the Mortgagee.

                  (k) The further encumbrancing of the Premises without the Mortgagee's prior written consent.

                  (l) Any default occurring under or any misrepresentation contained in the Hazardous Substance Covenants, Warranties and Representations contained in Section 1.22 hereof, or the Note secured hereby or that certain Assignment of Rents and Leases made and executed by the Mortgagor in connection herewith.

                  (m) Failure of the Mortgagor to pay any other debts as they come due.

                  (n) Failure of the Mortgagor to comply with or perform any covenant or agreement required by any other lender to the Mortgagor.

                  (o) Any representation warranty, statement or certificate in any loan document is determined by the Mortgagee to be untrue.

                  (p) Failure of the Mortgagor to satisfy or discharge any judgment against the Mortgagor within thirty (30) days after the entry thereof.

                  (q) The occurrence of a material adverse change in the business prospects or financial condition of the Mortgagor as determined by the Mortgagee.

                  (r) An event of default has occurred and is continuing under any Guaranty executed in connection with this Mortgage and the Note.

                  4.02 ACCELERATION UPON DEFAULT, ADDITIONAL REMEDIES. In the event that one or more defaults as above provided shall occur, the remedies available to the Mortgagee shall include, but not necessarily be limited to, any one or more of the following:

                  (a) The Mortgagee may declare the entire unpaid balance of the Note and all accrued interest thereon immediately due and payable without further notice.

                  (b) The Mortgagee may take immediate possession of the Mortgaged Property or any part thereof (which the Mortgagor agrees to surrender to the Mortgagee) and manage, control or lease the same to such person or persons and at such rental as it may deem proper and collect all the rents, issues and profits therefrom, including those past due as well as those thereafter accruing, with the right in the Mortgagee to cancel any lease or sublease for any cause which would entitle the Mortgagor to cancel the same; to make such expenditures for maintenance, repairs and costs of operation as it may deem advisable; and after deducting the cost thereof and a commission of five percent (5%) upon the gross amounts of rents collected, to apply the residue to the payment of any sums which are unpaid hereunder or under the Note. The taking of possession under this paragraph shall not prevent concurrent or later proceedings for the foreclosure sale of the Premises as provided elsewhere herein.

                  (c) The Mortgagee may apply, on EX PARTE motion, to any court of competent jurisdiction for the appointment of a receiver to take charge of, manage, preserve, protect, complete construction of and operate the Premises and any business or businesses located thereon, to collect rents, issues and profits and income therefrom; to make all necessary and needed repairs to the Premises; to pay all taxes and assessments against the Premises and insurance premiums for insurance thereon; and after the payment of the expenses of the receivership, including reasonable attorneys' fees to the Mortgagee's attorney, and after compensation to the receiver for management and completion of the Premises, to apply the net proceeds derived therefrom in reduction of the indebtedness secured hereby or in such manner as such court shall direct. The appointment of such receiver shall be of strict right to the Mortgagee, regardless of the value of the security for the indebtedness secured hereby or of the solvency of any party primarily or secondarily bound for the payment of such indebtedness. All expenses, fees and compensation incurred pursuant to a receivership approved by such court, shall be secured by the lien of this Mortgage until paid. The receiver and the receiver's agents shall be entitled to enter upon and take possession of any and all of the Premises, together with any and all businesses conducted thereon and all business assets used in conjunction therewith or thereon, or any part or parts thereof, and operate and conduct such business or businesses to the same extent and in the same manner as the Mortgagor might lawfully do. The receiver, personally or through his agents, may exclude the Mortgagor wholly from the Premises, and have, hold, use, operate, manage and control the same and each and every part thereof; and may in the name of the Mortgagor exercise all of the Mortgagor's rights and powers and maintain, restore, insure and keep insured, the Premises as the receiver may deem judicious. Such receivership shall, at the option of the Mortgagee, continue until full payment of all sums secured hereby, or until title to the Premises shall have passed by foreclosure sale under this Mortgage.

                  (d) The Mortgagee shall have the right to foreclose this Mortgage and in case of sale in action or proceeding to foreclose this Mortgage, the Mortgagee shall have the right to sell the Premises covered hereby in parts or as an entirety. In addition, the Mortgagee shall have the right to repossess, take possession and sell any or all of the Personal Property subject to this Mortgage and security agreement and to apply the proceeds in accordance with this Agreement. It is intended hereby to give to the Mortgagee the widest possible discretion permitted by law with respect to all aspects of any such sale or sales.

                  (e) Without declaring the entire unpaid principal balance due, the Mortgagee may foreclose only as to the sum past due, without injury to this Mortgage or the displacement or impairment of the remainder of the lien thereof, and at such foreclosure sale the Premises shall be sold subject to all remaining items of indebtedness; and the Mortgagee may again foreclose, in the same manner, as often as there may be any sum past due.

                  (f) The Mortgagor hereby waives any appraisement before sale of any portion of the Premises, commonly known as appraisement laws; the benefit of any laws now or hereafter enacted which in any way may extend the time for enforcement of the collection of the indebtedness secured hereby or creating or extending any period of redemption from any sale made in collecting said indebtedness, commonly known as stay laws and redemption laws, all rights of marshalling in the event of foreclosure of any lien or security interest created by this Mortgage.

                  4.03 ADDITIONAL PROVISIONS. The Mortgagor expressly agrees, on behalf of itself, its successors and assigns and any future owner of the Premises, or any part thereof or interest therein, as follows:

                  (a) All remedies available to the Mortgagee with respect to this Mortgage shall be cumulative and may be pursued concurrently or successively. There are no conditions precedent to the enforcement by the Mortgagee of any of its remedies. No delay by the Mortgagee in exercising any such remedy shall operate as a waiver thereof or preclude the exercise thereof during the continuance of that or any subsequent default.

                  (b) The obtaining of a judgment or decree on the Note, whether in the State of Florida or elsewhere, shall not in any manner affect the lien of this Mortgage upon the Premises covered hereby, and any judgment or decree so obtained shall be secured hereby to the same extent as said Note is now secured.

                  (c) In event of any foreclosure sale hereunder, all net proceeds shall be available for application to the indebtedness hereby secured whether or not such proceeds may exceed the value of the Premises for recordation tax, mortgage tax, insurance or other purposes.

                  (d) The Mortgagee shall have the right to set off any and all sums owed to the Mortgagor by the Mortgagee in any capacity (whether or not then due) against all amounts due under the Note and/or against any other liabilities of the Mortgagor to the Mortgagee.

                  (e) The only limitation upon the foregoing agreements as to the exercise of the Mortgagee's remedies is that there shall be but one full and complete satisfaction of the indebtedness secured hereby.

                  4.04 REMEDIES NOT EXCLUSIVE. The Mortgagee shall be entitled to enforce payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Mortgage or the Note secured hereby or under any other agreement or any laws now or hereafter in force, notwithstanding some or all of the said indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement shall prejudice or in any manner affect the Mortgagee's right to realize upon or enforce any other security now or hereafter held by the Mortgagee, it being agreed that the Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by the Mortgagee in such order and manner as the Mortgagee may in its absolute discretion determine. No remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given to the Mortgagee or to which it may be otherwise entitled, may be exercised, concurrently or independently from time to time and as often as may be deemed expedient by the Mortgagee and it may pursue inconsistent remedies.

                                    ARTICLE V
                                  MISCELLANEOUS

                  5.01 EXISTENCE. If at any time the Premises shall be owned or held by a person other than a natural person (such as a partnership or a corporation), such person and any other entity which is a general partner of that person (if applicable) shall at all times maintain its existence and shall be fully authorized to do business in the State of Florida and shall maintain in the State of Florida a duly authorized registered agent and office for service of process. Failure to comply with such obligations shall, in addition to being a default under this Mortgage, authorize the Mortgagee, as attorney-in-fact of the Mortgagor, to appoint any person as agent of the Mortgagor for the service of process in any proceeding or proceedings concerning this Mortgage or the Note. Within ninety (90) days after the expiration of the time for filing its annual report and the payment of appropriate taxes in the State of Florida, the Mortgagor will furnish to the Mortgagee certificates of good standing or other evidence satisfactory to the Mortgagee to show compliance with the provisions of this Section 5.01.

                  5.02 STATEMENTS BY MORTGAGOR. The Mortgagor, within three (3) days after request in person or within ten (10) days after request by mail, will furnish to the Mortgagee or any person, firm or corporation designated by the Mortgagee, a duly acknowledged written statement setting forth the amount of the debt secured by this Mortgage, and stating either that no offsets or defenses exist against such debt, or, if such offsets or defense are alleged to exist, full information with respect to such alleged offsets and/or defenses.

                  5.03 SUCCESSORS AND ASSIGNS. The provisions hereof shall be binding upon and shall inure to the benefit of the Mortgagor, its successors and assigns (including without limitation subsequent owners of the Premises or the leasehold estate of the Premises or any part thereof); shall be binding upon and shall inure to the benefit of the Mortgagee, its successors and assigns and any future holder of the Note hereby secured, and any successors or assigns of any future holder of the Note. In the event the ownership of the Premises or any leasehold estate that may be covered by this Mortgage, becomes vested in a person other than the Mortgagor, the Mortgagee may, without notice to the Mortgagor, deal with such successor or successors in interest with reference to this instrument and the debt hereby secured in the same manner as with the Mortgagor, and may alter the interest rate and/or alter or extend the terms of payment of the debt secured hereby without notice to the Mortgagor and such action shall in no way affect the liability of the Mortgagor hereunder or under the Note hereby secured or the lien or priority of this Mortgage with respect to any part of the Mortgaged Property covered hereby.

                  5.04 RESTRICTION ON TRANSFER. The Mortgagor shall not, without the prior written consent of the Mortgagee, transfer, sell, convey or encumber legal or equitable title to the Mortgaged Property or any interest therein. The Mortgagee reserves the right, in its sole discretion, to accelerate the loan upon such transfer, sale, conveyance or encumbrance. Upon such acceleration, the entire principal balance plus all accrued interest thereon shall be due and payable.

                  5.05 NOTICES. All notices, demands and requests given by either party hereto to the other party shall be in writing. All notices, demands and requests by the Mortgagee to the Mortgagor shall be deemed to have been properly given if sent by United States registered or certified mail, postage prepaid, addressed to the Mortgagor at the address indicated on Page 1 hereof, or at such other address as the Mortgagor may from time to time designate by written notice to the Mortgagee, given as herein required. All notices, demands and requests by the Mortgagor to the Mortgagee shall be deemed to have been properly given if sent by United States registered or certified mail, postage prepaid, addressed to the Mortgagee as follows:

                                    Equitable Bank
                                    633 S. Federal Highway
                                    Fort Lauderdale, Florida 33301
                                    Attention: Mr. William M. Kurau

With a Copy to:                     Steven C. Elkin, Esq.
                                    Tripp Scott, P.A.
                                    110 S.E. 6th Street, 15th Floor

                                    Fort Lauderdale, Florida  33301

or to such other address as the Mortgagee may from time to time designate by written notice to the Mortgagor given as herein required. Notices, demands and requests given in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder at the time such notice, demand or request shall be deposited in any post office or branch post office regularly maintained by the United States Government.

                  The Mortgagor shall deliver to the Mortgagee, promptly upon receipt of same, copies of all notices, certificates, documents and instruments received by it which materially affect any part of the Premises covered hereby, including, without limitation, notices from any lessee, sublessee claiming that the Mortgagor is in default under any terms of any lease, sublease.

                  5.06 MODIFICATIONS IN WRITING. This Mortgage may not be changed, terminated or modified orally or in any other manner than by an instrument in writing signed by the party against whom enforcement is sought.

                  5.07 CAPTIONS. The captions or headings at the beginning of each Section hereof are for the convenience of the parties and are not a part of this Mortgage.

                  5.08 INVALIDITY OF CERTAIN PROVISIONS. If the lien of this Mortgage is invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Premises, the unsecured portion of the debt shall be completely paid prior to the payment of the secured portion of the debt, and all payments made on the debt, whether voluntary or otherwise, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Mortgage.

                  5.09 NO MERGER. If both the lessor's and lessee's estates under any lease or any portion thereof which constitutes a part of the Mortgaged Property shall at any time become vested in one owner, this Mortgage and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger and, in such event, the Mortgagee shall continue to have and enjoy all of the rights and privileges of the Mortgagee as to the separate estates. In addition, upon the foreclosure of the lien created by this Mortgage on the Premises pursuant to the provisions hereof, any leases or subleases then existing and created by the Mortgagor shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless the Mortgagee or any purchaser at any such foreclosure sale shall so elect. No act by or on behalf of the Mortgagee or any such purchaser shall constitute a termination of any lease or sublease unless the Mortgagee or such purchaser shall give written notice thereof to such tenant or subtenants.

                  5.10 FUTURE ADVANCES. The Mortgagee may, from time to time, at its option, make further advances to the Mortgagor which shall be secured by the lien of this Mortgage; provided, however, that the unpaid principal balance so secured by this Mortgage at any one time shall not exceed twice the amount of the original indebtedness secured hereunder, plus interest thereon, and plus any disbursements made by the Mortgagee for the payment of taxes, levies and insurance premiums on the Mortgaged Property, together with interest thereon. All additional or further monies which may be advanced by the Mortgagee to the Mortgagor (or any one of them if there be more than one), after the date hereof, shall at the option of the Mortgagee be evidenced by a note or notes executed by the Mortgagor (or any one of them if there be more than one) in favor of the Mortgagee, bearing such rate of interest and with such maturities as shall be determined from time to time, but any and all such future advances secured by this Mortgage shall be made not more than twenty (20) years after the date hereof. All such notes shall be of equal dignity, and a default in the payment of any one note shall constitute a default in payment of all other notes, at the option of the Mortgagee. Each future advance shall be an integral part of the mortgage obligation and shall be secured by the lien of this Mortgage as fully and to the same extent as though the same were a part of the original indebtedness. However, nothing contained herein shall be deemed an obligation on the part of the Mortgagee to make any future advances. Provided further, that any payments made by the Mortgagee for taxes and insurance or for any other purpose to preserve the security of the Note and this Mortgage, as deemed necessary by the Mortgagee, shall remain secured by this Mortgage notwithstanding any other provisions in this instrument or any provisions of Florida law limiting future advances to a period of twenty (20) years.

                  5.11 GOVERNING LAW AND CONSTRUCTION OF CLAUSES. This Mortgage shall be governed and construed by the laws of the State of Florida. No act of the Mortgagee shall be construed as an election to proceed under any one provision of the Mortgage or of the applicable statutes of the State of Florida to the exclusion of any other such provision, anything herein or otherwise to the contrary notwithstanding.

                  5.12 DEFAULT RATE. While in default, any sums due hereunder or under the Note shall bear interest at the maximum rate permissible under Florida law (the "Default Rate").

                  5.13 TIME OF THE ESSENCE. Time shall be of the essence of each and every covenant and promise contained in this Mortgage and every other instrument securing the repayment of the Note.

                  5.14 EXTENSIONS. The granting of any extension or extensions of time of payment of the Note either to the Mortgagee or any other person, or taking of other or additional security for payment therefor, or waiver of or failure to exercise any right to mature the whole debt under any covenant or stipulation herein contained, shall not in anywise affect this Mortgage or the rights of the Mortgagee, its successors or assigns hereunder or operate as a release from any personal liability upon the Note or under any covenant or stipulation herein contained.

                  5.15 WAIVER OF JURY TRIAL. THE MORTGAGEE AND THE MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE OR ANY DOCUMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THE MORTGAGOR ACKNOWLEDGES THAT THIS MUTUAL WAIVER CONSTITUTES A MATERIAL INDUCEMENT TO THE MORTGAGEE TO ENTER INTO THIS MORTGAGE.

                  IN WITNESS WHEREOF, the Mortgagor has hereunto set its hand and seal all done as of the day and year first hereinbefore written.

Signed, sealed and delivered     VIRAGEN, INC.
in the presence of:

                                 By:
                                     ------------------------------------------
Name:                                Dennis W. Healey, Executive Vice President
     -------------------------
                                 Address: 865 Southwest 78th Avenue, #100
                                          Plantation, FL  33324
Name:
     -------------------------

STATE OF FLORIDA      )
                      ) ss:
COUNTY OF BROWARD     )

         The foregoing instrument was acknowledged before me this ___ day of November, 1999, by Dennis W. Healey, as Executive Vice President of VIRAGEN, INC., who is personally known to me or has produced a driver's license or _______________ as identification.

                                          ------------------------------------
                                          NOTARY PUBLIC

My Commission Expires:

                                   EXHIBIT "1"
                                   -----------

                                Legal Description

         Lots 31, 32, 33 and 34 in Block 5 of PALMETTO - I-75 INDUSTRIAL CENTER SECTION ONE, according to the Plat thereof recorded in Plat Book 116, Page 35 of the Public Records of Miami-Dade County, Florida.







































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